Scout Investments
Scout Mid Cap Fund

Supplement dated December 1, 2014 to the Summary Prospectus dated October 31, 2014

The purpose of this supplement is to update the Summary Prospectus regarding adjustments to the definition of “mid cap equity securities” for purposes of the 80% investment policy of the Scout Mid Cap Fund.

Effective February 1, 2015, the following change is made to the Summary Prospectus:

The first paragraph in the “Principal Investment Strategies” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the Fund’s Board of Trustees (the “Board”) may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Mid cap equity securities are securities issued by companies that fall within the market capitalization range of the Russell Midcap® Index (the “Index”) at the time of purchase. As of December 1, 2014, the market capitalization range for the Index was approximately $1.04 billion to $35.7 billion.  The Fund maintains a portfolio of investments diversified across companies and economic sectors.

You should keep this Supplement for future reference.  Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments